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EXHIBIT 32.1

                              PACKETPORT.COM, INC.



     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)



I,  Ronald  A.  Durando,   Chairman,  Chief  Executive  Officer,  and  President
"principal executive officer") of PacketPort.com, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended April 30, 2007 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: June 12, 2007            /s/ RONALD A. DURANDO
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                                Ronald A. Durando
                                Chairman, Chief
                                Officer, and President


















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